SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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BANCROFT FUND LTD.

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BANCROFT FUND LTD.
65 Madison Avenue
Morristown, New Jersey 07960

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held
Friday, February 17, 2012
11:00 a.m., Eastern Standard Time
at
65 Madison Avenue, Suite 550, Morristown, New Jersey 07960

To Shareholders of Bancroft Fund Ltd.:

We cordially invite you to attend our 2012 Annual Meeting of Shareholders to vote on:

1.	Electing two trustees to three-year terms;

2.	Ratifying the Audit Committee’s appointment of Tait, Weller & Baker LLP as independent registered public accountants for fiscal year 2012; and

3.	Transacting any other business that properly comes before the meeting or any adjournments or postponements of the meeting.

We are holding the Annual Meeting on Friday, February 17, 2012 at 11:00 a.m., Eastern Standard Time, at the offices of Bancroft Fund Ltd. located at 65 Madison Avenue, Morristown, New Jersey 07960.

You may vote on these proposals in person or by proxy.  If you cannot attend the meeting in person, we ask that you return your proxy card promptly so that your vote is counted.  Only shareholders of record on December 22, 2011 will be entitled to vote at the meeting or any adjournment or postponement of the meeting.

Thomas H. Dinsmore

Chairman of the Board of Trustees

December 30, 2011

BANCROFT FUND LTD.
65 Madison Avenue
Morristown, New Jersey 07960

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD

FEBRUARY 17, 2012

INFORMATION ABOUT THE ANNUAL MEETING

Proxy Statement

We are sending you this Proxy Statement and the enclosed proxy card because the Board of Trustees of Bancroft Fund Ltd. (the Trust) is soliciting your proxy to vote at the 2012 annual meeting of shareholders and at any adjournments or postponements of the annual meeting (the Annual Meeting).  This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting.

This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card will first be sent on or about December 30, 2011 to all shareholders entitled to vote.  Shareholders who owned the Trust’s shares of beneficial interest on the record date of December 22, 2011 are entitled to vote.  On this record date, there were 5,315,510 shares outstanding.  Each share of the Trust that you own entitles you to one vote.  (A fractional share has a corresponding fractional vote.)

We are also sending along with this Proxy Statement the Trust’s 2011 Annual Report, which includes the Trust’s financial statements.  If you have not received such report or would like to receive an additional copy, please contact Gary I. Levine at 65 Madison Avenue, Morristown, NJ 07960 or call (800) 914-1177.  The Trust will furnish such report free of charge.  The report is also available online at www.bancroftfund.com.

Time and Place of Meeting

We are holding the Annual Meeting on Friday, February 17, 2012 at 11:00 a.m., Eastern Standard Time, at 65 Madison Avenue, Morristown, New Jersey 07960.

Proposal Table

The following table summarizes each proposal to be presented at the Annual Meeting and the page number of this proxy statement where you may find a description of the proposal:

Proposal	Page Number
1. Electing trustees	2
2. Ratifying the Audit Committee’s Appointment of Tait, Weller & Baker LLP as independent registered public accountants	12

          The Board of Trustees, including all of the independent trustees, recommends that you vote FOR Proposals 1 and 2.

How to Vote

You do not need to attend the Annual Meeting in person to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card or use any of the available alternative proxy voting methods specified in the instructions that accompany this Proxy Statement.

If you are the record owner of your shares, the available alternative proxy voting methods are telephone and Internet voting.  If your shares are held by a broker, the alternative proxy voting methods may include telephone, Internet and any alternative method of voting permitted by your broker.  Please see “Additional Information on Voting” on page 13 below for a further discussion of how to vote your shares.

Broker Voting

Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposals 1 and 2 even if it has not received instructions from you.  A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine.  Because Proposals 1 and 2 are considered routine, the Trust does not expect to receive any broker non-votes.

PROPOSAL 1

ELECTION OF TRUSTEES

Board Leadership Structure

The primary responsibility of the Board of Trustees (the Board) is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust.  The Trust’s day-to-day operations are managed by Dinsmore Capital Management Co. (Dinsmore Capital), the Trust’s investment adviser.

The Board is divided into three classes for purposes of election.  One class is elected at each annual meeting of shareholders.  Trustees in each class serve for a three-year term.  Classifying the Board for election may be regarded as an “anti-takeover provision” because it has the effect of maintaining the continuity of the Board and requiring at least two years to change a majority of the Board.

The Board currently consists of six persons.  Four of the trustees are “independent,” meaning they are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the Investment Company Act).  Two of the Trust’s trustees are “interested persons” because of their business and financial relationships with the Trust and Dinsmore Capital.  The Independent Trustees are represented by independent legal counsel at Board and committee meetings.  Generally, each Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The Board has established three committees (Audit, Governance and Pricing, as described below).  The Audit and Governance Committees are comprised solely of Independent Trustees.  The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, review the Trust’s financial statements, oversee compliance with regulatory requirements, and review pricing of fair value securities.  The Board has determined that this leadership structure, including having an Interested Trustee serve as chairperson, a supermajority of Independent Trustees serve on the Board, Audit and Governance committee membership limited to Independent Trustees, and not having a lead independent trustee is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

Board’s Role in Risk Oversight

The day-to-day management of various risks relating to the administration and operation of the Trust is the responsibility of the Trust’s investment adviser, Dinsmore Capital, and other service providers retained by the Trust.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through committees established by the Board.  Each committee reports its activities to the Board on a regular basis.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Trust.  The Board does not believe it is practicable to identify all of the risks that may impact the Trust or to develop procedures or controls that are designed to eliminate all such risk exposures and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with personnel of Dinsmore Capital and other service providers, has endeavored to identify the primary risks that confront the Trust.  In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting affiliates of Dinsmore Capital in managing the Trust.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Trust.  In addition, the officers of the Trust, the Trust’s investment adviser and other service providers to the Trust have implemented a variety of processes, procedures and controls designed to address particular risks to the Trust.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management.  The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  The Board meets with the Trust’s Chief Compliance Officer periodically to discuss compliance matters and, on a quarterly basis, receives a report from the Chief Compliance Officer regarding compliance matters.  The Independent Trustees meet in executive session with the Trust’s Chief Compliance Officer at least annually.  The Board, with the assistance of the Trust’s management, reviews investment policies and risks in connection with its review of the Trust’s performance.  In addition, the Board receives reports from Dinsmore Capital on the investments and securities trading of the Trust.  With respect to valuation, the Board has approved fair valuation procedures applicable to valuing the Trust’s securities, which the Board and the Audit Committee periodically review.  The Board also requires Dinsmore Capital to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Information About the Trust’s Nominees

At the 2012 Annual Meeting, the terms of two trustees are expiring.  The Governance Committee of the Board nominated those two trustees, whose terms are expiring in 2012, as set forth below, to serve for terms that expire in 2015.  Included below is a discussion regarding such nominees’ recent employment or principal occupation, a summary of their specific experience, qualifications, attributes or skills that led to the conclusion that they are qualified to serve as a trustee, the names of other public companies for which they currently serve as board members or have served as a board member within the past five years, their period of service as a trustee and their age.

Other trustees will not stand for election this year and will continue in office for the rest of their respective terms.

 Each of the nominees is willing to serve as a trustee.  However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of trustees.

The Board has approved the nomination of the following individuals to serve as trustees until the annual meeting of shareholders to be held in 2015.  The business address of each nominee and/or trustee listed below is c/o Bancroft Fund Ltd., 65 Madison Avenue, Suite 550, Morristown, NJ 07960.  Because  Dinsmore Capital serves as investment adviser to the Trust and to another investment company, Ellsworth Fund Ltd. (Ellsworth Fund), Ellsworth Fund and the Trust make up a “fund complex” (Fund Complex).  If re-elected, each nominee would oversee the two registered investment companies in the Fund Complex.

Nominees Who are Independent Trustees

Kinchen C. Bizzell

Trustee since 2008

Kinchen C. Bizzell, age 57, has been Senior Counselor with Burson-Marsteller, a global public relations and communications firm, since 2004.  Previously, Mr. Bizzell was Managing Director in Burson-Marsteller’s corporate and financial practice.  Mr. Bizzell is a CFA charterholder and is a member of the New York State Bar.  He received a B.A. degree from North Carolina State University, a J.D. degree from Duke University, and holds nine securities licenses from the Financial Industry Regulatory Authority (FINRA).  Mr. Bizzell is a trustee of Ellsworth Fund.

As an attorney, CFA charterholder and FINRA licensee, Mr. Bizzell brings extensive legal and financial expertise and oversight skills to the Board. He has significant experience providing investor relations consulting services and analyzing financial statements. His insight and financial understanding have been of great benefit to the Board.

Mr. Bizzell serves on the Audit Committee and Pricing Committee.

Elizabeth C. Bogan, Ph.D.

Trustee since 1990

Elizabeth C. Bogan, age 67, has been Senior Lecturer in Economics at Princeton University since 1992.  Dr. Bogan was formerly Chair of the Economics and Finance Department at Fairleigh Dickinson University, and a member of the Executive Committee for the College of Business Administration.  She received an A.B. degree in Economics from Wellesley College, an M.A. degree in Quantitative Economics from the University of New Hampshire, and a Ph.D. degree in Economics from Columbia University.

As a scholar and educator, Dr. Bogan brings to the Board significant economic and financial expertise and a unique approach to examining issues.  She has been involved in several decades of research and scholarship and has authored several published writings on finance.  Her writings on finance have been published in The Financial Analysts Journal and in other journals.  Dr. Bogan was formerly Chair of the Audit Committee.

Dr. Bogan serves on the Audit Committee and Governance Committee.

Required Vote

Trustees are elected by a plurality vote of shares cast at the Annual Meeting, meaning that the trustee nominee with the most affirmative votes for a particular seat on the Board is elected for such seat.  In an uncontested election for trustees, the plurality requirement is not a factor.  Abstentions will not count as votes cast and will have no effect on the outcome of this proposal.  We expect that brokers will be entitled to vote on this proposal.  Any broker non-vote will have no effect on the outcome of this proposal.

The Board recommends that you vote FOR these nominees.

Information about the Trust’s Other Trustees

Information about the Trust’s other trustees whose terms continue after the Annual Meeting is presented below.  Included in the following discussion is their recent employment or principal occupation, a summary of their specific experience, qualifications, attributes or skills that led to the conclusion that they are qualified to serve as a trustee, the names of other public companies for which they currently serve as board members or have served as a board member within the past five years, their period of service as a trustee and their age.  Each trustee oversees two registered investment companies in the Fund Complex, the Trust and Ellsworth Fund.

Continuing Independent Trustees

Daniel D. Harding

Trustee since 2007

Daniel D. Harding, age 59, is co-founder and was Chief Investment Officer of Harding Loevner Management LP, an investment advisory firm, from 1989 through 2003.  He received his undergraduate degree from Colgate University and is a CFA charterholder.  Mr. Harding manages two private investment partnerships and is a trustee of Ellsworth Fund.  He is a director of Legg Mason Trust Co. and chairs the Trust Investment Committee of Legg Mason Investment Counsel, a globally recognized asset management firm.  Mr. Harding is also a general partner of Latitude Capital Partners, LLC, a private investment firm.

Mr. Harding has extensive experience in investment management and financial research.  As a founder of a highly successful global investment management company, he provides an important world view of the financial markets.  The Board has determined that Mr. Harding is an “audit committee financial expert” as defined by the rules of the U.S. Securities and Exchange Commission (the SEC).

Mr. Harding is Chair of the Audit Committee and a member of the Pricing Committee.  His term as trustee will expire in 2014.

Nicolas W. Platt

Trustee since 1997

Nicolas W. Platt, age 58, has been a partner at Point Capital Partners, LLC, a private merchant bank, since May 2011.  Mr. Platt was formerly Managing Director of FD Americas, the Strategic Communications segment of FTI Consulting Inc. (FCN-NYSE), an international consulting company, from March 2009 to May 2011, and Managing Director of Rodman & Renshaw, LLC, an investment banking firm, from August 2006 to March 2009.  He was President of CNC-US, an international consulting company, from January 2003 to August 2006.   Mr. Platt is a member of the NYSE Alternext LLC US Committee of Securities Listing Qualifications Panel which reviews the continued listing qualifications for companies on the NYSE/AMEX.  He has been elected to serve on his local township committee.  Mr. Platt received a B.A. degree from Skidmore College and an M.A. degree in Economics from Columbia University.

Based on Mr. Platt’s experience in public relations and financial consultancy, as a former executive of both the New York and American Stock Exchanges and his continued experience on the NYSE Alternext Panel, he is able to deliver important insights to our management and other trustees on subjects ranging from trustee compensation and corporate governance to corporate strategy and management oversight.  As a result of his current and prior leadership responsibilities, management expertise and independence, Mr. Platt’s fellow trustees have elected him to serve as Chair of the Trust’s Governance Committee and Pricing Committee.

Mr. Platt is Chair of both the Governance Committee and the Pricing Committee.  His term as trustee will expire in 2013.

Continuing Trustees Who are Interested Persons

Thomas H. Dinsmore

Trustee since 1986

Thomas H. Dinsmore, age 58, has been Chairman, Chief Executive Officer and portfolio manager of the Trust and Ellsworth Fund since 1996.  Mr. Dinsmore is a member of the Executive Committee of the Closed-End Fund Association, and formerly served as its president.  He received a B.S. degree in Economics from the Wharton School of Business at the University of Pennsylvania and an M.A. degree  in Economics from Fairleigh Dickinson University.  Mr. Dinsmore is a CFA charterholder.

Mr. Dinsmore brings to the Board significant executive experience including current and past service as Chairman and Chief Executive Officer of the Funds and Dinsmore Capital. He has extensive experience as a portfolio manager, a research analyst, and co-founder of the Trust.

Mr. Dinsmore is Chairman of the Board and a member of the Pricing Committee.

Mr. Dinsmore is an interested person (within the meaning of the Investment Company Act) of the Trust and Dinsmore Capital because he is an officer of the Trust and officer, director and holder of more than 5% of the outstanding shares of voting common stock of Dinsmore Capital.  His term as trustee will expire in 2014.

Jane D. O’Keeffe

Trustee since 1995

Jane D. O’Keeffe, age 56, has been President of the Trust, Ellsworth Fund and Dinsmore Capital since 1996.  Ms. O’Keeffe received a B.A. degree from the University of New Hampshire and attended the Lubin Graduate School of Pace University.

Ms. O’Keeffe brings to the Board extensive investment and research experience and expertise, as she has worked in the investment business since 1980.  She has worked with mutual funds (IDS Progressive Fund), hedge funds (Soros Fund Management), individuals, endowments and foundations (Simms Capital and Fiduciary Trust).  Her extensive experience researching companies for purposes of investment management, and investing in many different categories, styles and capital types, gives Ms. O’Keeffe a unique perspective in managing funds as well as serving as a trustee.

Ms. O’Keeffe is an interested person (within the meaning of the Investment Company Act) of the Trust and Dinsmore Capital because she is an officer of the Trust and officer, director and holder of more than 5% of the outstanding shares of voting common stock of Dinsmore Capital.

Certain Relationships

Thomas H. Dinsmore and Jane D. O’Keeffe are brother and sister.

Committees of the Board of Trustees

The Board has three committees: an Audit Committee; a Governance Committee; and a Pricing Committee.

Audit Committee

The Trust has an Audit Committee that is separately designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the Exchange Act).  The Audit Committee is comprised entirely of independent trustees (Mr. Bizzell, Dr. Bogan and Mr. Harding, serving as Chairman).  All such members are independent as such term is defined by the NYSE Amex Company Guide.

In accordance with its charter, the Audit Committee oversees the Trust’s accounting and financial reporting policies and practices, as well as the quality and objectivity of the Trust’s financial statements and the independent audit of the financial statements. Among other duties, the Committee is responsible for: (i) the appointment, compensation, retention and oversight of any independent registered public accountants employed by the Trust (including monitoring the independence qualifications and performance of such accountants and resolution of disagreements between the Trust’s management and the accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the accounting and financial reporting process of the Trust; (iii) monitoring management’s preparation of financial statements of the Trust to promote accuracy and integrity of such financial statements and asset valuation; (iv) assisting the Board in its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (v) pre-approving all permissible audit and non-audit services provided to the Trust by its independent accountants, to the extent required by Section 10A of the Exchange Act; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Trust’s independent registered public accountants to the Trust’s investment adviser and certain other affiliated entities if the Trust’s independent registered public accountants are the same as, or affiliated with, the investment adviser’s or affiliated entities’ accountants; and (vii) to the extent required by Regulation 14A under the Exchange Act, preparing an audit committee report for inclusion in the Trust’s annual proxy statement.

A current copy of the Charter of the Audit Committee is available at the Trust’s website at www.bancroftfund.com/BCVcorp.htm.

Audit Committee Report

The Audit Committee reviewed and discussed the Trust’s audited financial statements with management and its independent registered public accountants, Tait, Weller & Baker LLP (Tait Weller).  The Audit Committee has also discussed with Tait Weller the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board. These discussions included the accountant’s judgments about the quality, not just acceptability, of the Trust’s accounting principles as applied in its financial reporting.  Tait Weller, the Audit Committee, and management also discussed matters such as the clarity, consistency and completeness of the accounting policies and disclosures, with a particular focus on critical accounting policies.

The Audit Committee has received written disclosures and a letter from Tait Weller required by the Public Company Accounting Oversight Board disclosing all relationships between Tait Weller and its related entities and the Trust.  The Audit Committee discussed with Tait Weller its independence as the Trust’s independent registered public accountants.  In addition, the Audit Committee has considered whether the provision by Tait Weller of non-audit services to the Trust and to Ellsworth Fund is compatible with the continuing independence of Tait Weller.  The Audit Committee also reviewed and discussed the Trust’s audited financial statements with management.

Based on the review and discussions described above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Trust’s annual report to shareholders for the fiscal year ended October 31, 2011 for filing with the U.S. Securities and Exchange Commission.

Daniel D. Harding, Chairman
Kinchen C. Bizzell
Elizabeth C. Bogan, Ph.D.

Governance Committee

The Governance Committee is comprised entirely of independent trustees (Dr. Bogan and Mr. Platt, serving as Chairman).  In addition, all such members are independent as such term is defined by the NYSE Amex Company Guide.

In accordance with its charter, the Committee, among other duties, is responsible for:  (i) nominating persons for election or appointment:  (a) as additions to the Board; (b) to fill vacancies which, from time to time, may occur on the Board; and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, and the Pricing Committee; (iii) reviewing from time to time the compensation, if any, payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) overseeing the selection of independent legal counsel to the independent trustees; and (vi) monitoring the performance of independent legal counsel employed by the Trust and the independent trustees.

A current copy of the Governance Committee’s Charter is available at the Trust’s website at www.bancroftfund.com/BCVcorp.htm.

Prior to a meeting of the shareholders of the Trust called for the purpose of electing trustees, the Governance Committee will nominate one or more persons for election as trustees at such meeting.  The Governance Committee is also responsible for nominating trustees to fill vacancies resulting from an increase in the size of the Board or as a result of the resignation, death or removal of a trustee.  The independent trustees are generally authorized to elect nominees to fill such vacancies.

Evaluation by the Governance Committee of a person as a potential nominee to serve as a trustee, including a person nominated by a shareholder, should result in the following findings by the Governance Committee:  (i) with respect to the nomination of independent trustees only, upon advice of independent legal counsel to the independent trustees, that the person will qualify as an independent trustee, and that the person is otherwise not disqualified under the Investment Company Act or the rules of the NYSE Amex Equities stock exchange from serving as a trustee of the Trust; (ii) with respect to the nomination of independent trustees only, that the person is free of any material relationship with the Trust (other than as a shareholder of the Trust), that would interfere with the exercise of independent judgment; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) that the person can make a positive contribution to the Board and the Trust, with consideration being given to the person’s education, business experience, and such other factors as the Governance Committee may consider relevant; (v) that the person is of good character and high integrity; (vi) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board; and (vii) that the person is not an NYSE Amex Equities stock exchange employee or floor member.  Although the Board does not have a formal written policy with regard to the consideration of diversity in identifying nominees, the Governance Committee considers diversity as to educational background, skills, business experience, viewpoints, occupation, gender and race when considering potential nominees.

Consistent with the Investment Company Act, the Governance Committee can consider recommendations from management in its evaluation process.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustee, provided that:  (i) such nominating person is a shareholder of record at the time he or she submits the name of such nominee, (ii) such person is a shareholder of record at the time of the meeting at which shareholders are elected, (iii) such shareholder is entitled to vote at the meeting of shareholders at which trustees will be elected; and (iv) the Governance Committee shall make the final determination of persons to be nominated.  The Governance Committee will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committee.

A shareholder may, at the 2013 annual meeting of shareholders, nominate an individual for election to the Board at such meeting if the shareholder:  (i) is a shareholder of record at the time of giving notice to the Trust as described in (iv) below; (ii) is a shareholder of record at the time of the 2013 Annual Meeting, (iii)  is entitled to vote at the 2013 Annual Meeting; and (iv) has complied with the notice procedures in the Trust’s bylaws.  Such notice procedures require that a shareholder submit the nomination in writing to the Secretary of the Trust no earlier than October 19, 2012 but no later than November 19, 2012.  The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Exchange Act (including the individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected).  The notice must also contain the shareholder’s name and address as they appear on the Trust’s books (and the name and address of any beneficial owner, on whose behalf the nomination is made) and the number of shares of beneficial interest owned beneficially and of record by such shareholder and beneficial owner.

Pricing Committee

The Pricing Committee is comprised of four members, three of whom are independent trustees (Mr. Bizzell, Mr. Harding and Mr. Platt, serving as Chairman) and one of whom is an interested person (Mr. Dinsmore).  In accordance with its charter, the Committee assists the Trust’s investment adviser, Dinsmore Capital, in its valuation of the Trust’s portfolio securities when pricing anomalies arise and the full Board is not available to assist Dinsmore Capital in making a fair value determination, and is also responsible for the fair value pricing of any securities held by the Trust as necessary.

Board and Committee Meeting Attendance

During the 2011 fiscal year, the Board met eight times, the Audit Committee met four times, the Governance Committee met three times, and the Pricing Committee met four times.  During the 2011 fiscal year, all trustees attended at least 75% of meetings of the Board and of each Committee on which such trustees served.  The Trust’s policy regarding trustee attendance at annual meetings of shareholders is that trustees are encouraged but not required to attend such annual meetings.  Each of the Trust’s then current trustees attended the Trust’s 2011 annual meeting of shareholders with the exception of Daniel D. Harding.

Shareholder Communications with the Board of Trustees

The Trust adopted Shareholder Communication Procedures (the Procedures) that set forth the process by which shareholders of the Trust may send communications to the Board.  If a shareholder sends a recommendation of a nominee to the Board or to an individual trustee, such communication would be covered by the Procedures.  Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, and communications made in connection with such proposals, are not subject to the Procedures.  The Trust’s bylaws also contain provisions requiring a shareholder to provide advance notice of his or her intention to nominate, at the Trust’s annual meeting of shareholders, an individual for election as trustee.

Pursuant to the Procedures, shareholders should send their communications to the Trust’s Shareholder Relations Group.  Communications may be sent by regular mail or delivery service to the following address:  Bancroft Fund Ltd., 65 Madison Avenue, Suite 550, Morristown, NJ 07960.  Email communications may be sent to: info@bancroftfund.com.  All shareholder communications that are directed to the Board or an individual trustee of the Trust in his or her capacity as trustee and received by the Shareholder Relations Group shall be promptly forwarded to the individual trustee of the Trust to whom they were addressed or to the full Board, as applicable.  Copies of all such shareholder communications will also be distributed to the Chairs of the Trust’s Audit Committee and Governance Committee, and to counsel for the Trust and for the independent trustees.  Counsel for the Trust and for the independent trustees, upon receipt of its copy of a shareholder communication, shall work with such Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication.  Responses, if any, to shareholder communications shall be coordinated by counsel for the Trust and for the independent trustees, working with the Chairs.

Trustees’ Compensation

Mr. Dinsmore and Ms. O’Keeffe are the only trustees of the Trust who are officers of the Trust or Dinsmore Capital.  Each trustee who is not an officer of the Trust or Dinsmore Capital currently receives (1) an annual fee of $7,500, (2) $1,000 plus expenses for each Board meeting attended, (3) $1,000 for each shareholders’ meeting attended, and (4) $500 for each Committee meeting attended.  Each chairperson of the Audit and Governance Committees receives an additional $2,000 annual fee.

Set forth in the table below is the compensation that was paid to the trustees solely by the Trust as well as by the Fund Complex as a whole (which consists of two registered investment companies, the Trust and Ellsworth Fund) during the 2011 fiscal year.

	Aggregate Compensation From Trust	Total Compensation From Fund Complex

Thomas H. Dinsmore	$ -0-	$ -0-
Jane D. O’Keeffe	$ -0-	$ -0-
Kinchen C. Bizzell	$20,500	$41,000
Elizabeth C. Bogan, Ph.D.	$20,000	$40,000
Daniel D. Harding	$21,500	$44,000
Nicolas W. Platt	$22,000	$44,000

Security Ownership of Management

The Trust’s trustees, nominees for trustee and officers owned the Trust’s shares as shown on the following table as of December 15, 2011 (officers of the Trust are identified in the “Additional Information – Executive Officers” section of this proxy).  The address of each such person is c/o Bancroft Fund Ltd., 65 Madison Avenue, Morristown, New Jersey 07960.

	Shares of Trust Owned Beneficially *
Kinchen C. Bizzell	1,502
Elizabeth C. Bogan, Ph.D.	3,055
Thomas H. Dinsmore	21,745	(1)
Daniel D. Harding	1,168
Jane D. O’Keeffe	16,138	(2)
Nicolas W. Platt	250
James A. Dinsmore	3,513
H. Tucker Lake, Jr.	482	(3)
Gary I. Levine	2,526
Germaine M. Ortiz	335
Mercedes A. Pierre	254	(4)

_________________________________
*

Represents for each trustee and officer less than 1% of the outstanding shares of the Trust.  As of December 15, 2011, trustees and officers of the Trust beneficially owned in the aggregate 50,968 shares of the Trust, representing approximately 1.0% of the outstanding shares.  Except as otherwise indicated, each trustee and officer possesses sole investment and voting power with respect to shares beneficially owned.

(1)

Includes (i) 3,551 shares held in trust for the benefit of Mr. Dinsmore’s minor child, (ii) 4,211 shares which Mr. Dinsmore owned jointly with his wife, and (iii) 5,351 shares owned solely by his wife, as to which shares Mr. Dinsmore disclaims beneficial ownership.

(2)

Includes (i) 7,926 shares held in trust for the benefit of Ms. O’Keeffe’s minor children, and (ii) 3,648 shares owned jointly with her husband.

(3)

Includes 288 shares owned by Mr. Lake’s spouse.

(4)

Ms. Pierre possesses shared investment and voting power with her husband.

Security Ownership of Certain Beneficial Owners

Based solely on a review of filings with the SEC, the following table provides information about those shareholders that beneficially own more than 5% of the outstanding shares of the Trust.

Name	Number of Shares Owned	Percent of Outstanding Shares
First Trust Portfolios L.P.	569,144	10.7%
120 East Liberty Drive, Suite 400 Wheaton, IL 60187 (1)

(1)

Based upon information disclosed in a Form 13G dated May 10, 2011.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Although not required to do so, the Board seeks your ratification of the Audit Committee’s appointment of Tait Weller as the Trust’s independent registered public accountants for the 2012 fiscal year.  The Board believes that the shareholders should have the opportunity to vote on this matter.  If the appointment is not ratified, the Audit Committee will meet to select new independent registered public accountants for the Trust’s 2012 fiscal year.  We do not expect that a representative from Tait Weller will be present at the Annual Meeting.  However, should a Tait Weller representative choose to attend, he or she will have an opportunity to make a statement and to respond to appropriate questions.

Fees Billed by Tait Weller Related to the Trust

Set forth in the table below are the aggregate fees billed to the Trust by Tait Weller for services rendered to the Trust during the Trust’s last two fiscal years ended October 31, 2010 and October 31, 2011.

Fiscal Year Ended October 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees
2010	$35,100	$0	$3,000	$0
2011	$36,000	$0	$3,100	$0

Tait Weller billed the Trust aggregate non-audit fees of $3,000 for the fiscal year ended 2011, and $3,000 for the fiscal year ended 2010, for non-audit services rendered to the Trust.

(1)

The Trust’s Audit Committee pre-approves all Audit-Related Fees.  For the Trust’s last two fiscal years ended October 31, 2010 and 2011, no Audit-Related Fees were approved by the Trust’s Audit Committee pursuant to section 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2)

“Tax Fees” include those fees billed by Tait Weller in connection with their review of the Trust’s income tax returns for the fiscal years ended October 31, 2010 and 2011.  The Trust’s Audit Committee pre-approves all Tax Fees.  For the Trust’s last two fiscal years ended October 31, 2010 and 2011, no Tax Fees were approved by the Trust’s Audit Committee pursuant to section 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services Billed to Dinsmore Capital

During each of the last two fiscal years ended October 31, 2010 and October 31, 2011, Tait Weller did not provide any non-audit services to Dinsmore Capital or its affiliates or otherwise bill Dinsmore Capital or its affiliates for any non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Trust by its independent registered public accountants before they are provided to the Trust.  Such pre-approval also includes the proposed fees to be charged by the independent registered public accountants for such services.  The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are “independent,” as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act.  Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

The Audit Committee also pre-approves non-audit services to be provided by the Trust’s independent registered public accountants to the Trust’s investment adviser if the engagement relates directly to the operations and financial reporting of the Trust and if the Trust’s independent registered public accountants are the same as, or affiliated with, the investment adviser’s registered public accountants.

Required Vote

The affirmative vote of the majority of votes cast is needed to approve the ratification of the Audit Committee’s appointment of the independent registered public accountants.  Abstentions will not count as votes cast and will have no effect on the outcome of this proposal.  We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

The Board recommends that you vote FOR Proposal 2.

ADDITIONAL INFORMATION ON VOTING

Voting by Proxy

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided.  If you are the record owner of your shares on the books of the Trust’s transfer agent, then you may also submit your proxy vote by telephone or via the Internet, by following the instructions accompanying this Proxy Statement.  If your broker holds your shares in its name, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement.  Returning the proxy card or using any of the available alternative proxy voting methods will not affect your right to attend the Annual Meeting and vote.

If you properly fill in your proxy card and send it to us in time to vote or use any of the available alternative proxy voting methods, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card or use any of the available alternative proxy voting methods but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management’s recommendation on other matters:

•

FOR the election of all nominees for trustees.

•

FOR ratification of the appointment of the independent registered public accountants for 2012.

Your proxy will also have authority to vote and act on your behalf at any adjournment of the meeting.

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised.  You can do this in one of four ways:

•

You may send in another proxy with a later date.

•

If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

•

You may notify the Trust’s Secretary in writing before the Annual Meeting that you have revoked your proxy.

•

You may vote in person at the Annual Meeting if you were the record owner of your shares on the record date.

Voting in Person

If you do attend the Annual Meeting, were the record owner of your shares on the record date, and wish to vote in person, we will give you a ballot when you arrive.  However, if your shares were held in the name of your broker, bank or other nominee on the record date, you must bring a letter from the nominee indicating that you were the beneficial owner of the shares on December 22, 2011, the record date for voting, and authorizing you to vote.  The letter must also state whether you authorized a proxy to vote for you before the Annual Meeting and, if so, how you instructed such proxy to vote.

Quorum Requirement

A quorum of shareholders is necessary to hold a valid meeting.  A quorum will exist if shareholders entitled to vote a majority of all shares outstanding on the record date are present in person or by proxy.  Broker non-votes, if any, and abstentions will count as present for establishing a quorum.

Adjournments

If a quorum is not present at the Annual Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.  The persons named as proxies will vote those proxies they are entitled to vote “for” a proposal in favor of such an adjournment and will vote those proxies required to be voted “against” such proposal against such an adjournment.  A shareholder vote may be taken on a proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

ADDITIONAL INFORMATION

Investment Adviser

Dinsmore Capital Management Co., 65 Madison Avenue, Morristown, New Jersey 07960, is the Trust’s investment adviser.

Executive Officers

The Trust’s executive officers are elected by the Board, receive no compensation from the Trust and hold office until the meeting of the Board following the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal.  Information about these officers is presented below.

Name, Age and Position(s) Held with the Trust	Officer Since	Principal Occupation(s) During Past 5 Years and Business Experience
Thomas H. Dinsmore – 58 Trustee, Chairman and Chief Executive Officer	1984

Information about Mr. Dinsmore is presented earlier in this proxy statement under “Proposal 1, Election of Trustees – Information About the Trust’s Other Trustees - Continuing Trustees Who are Interested Persons.”

Jane D. O’Keeffe – 56 Trustee and President	1994

Information about Ms. O’Keeffe is presented earlier in this proxy statement under “Proposal 1, Election of Trustees – Information About the Trust’s Other Trustees - Continuing Trustees Who are Interested Persons.”

James A. Dinsmore – 28 Vice President	2007	Vice President of the Trust, Ellsworth Fund and Dinsmore Capital (since 2009).
H. Tucker Lake, Jr. – 64 Vice President	1994	Vice President of the Trust, Ellsworth Fund (since 2002) and Dinsmore Capital (since 1997).
Gary I. Levine – 54 Executive Vice President, Chief Financial Officer and Secretary	1986

Executive Vice President and Chief Financial Officer of the Trust, Ellsworth Fund and Dinsmore Capital (since April 2004); Secretary of the Trust, Ellsworth Fund and Dinsmore Capital (since November 2003); and Treasurer of Dinsmore Capital (since 1997).

Germaine M. Ortiz – 42 Vice President	1996	Vice President of the Trust, Ellsworth Fund and Dinsmore Capital (since 1999).
Mercedes A. Pierre – 50 Vice President and Chief Compliance Officer	1998

Vice President of the Trust and Ellsworth Fund (since April 2004); Chief Compliance Officer of the Trust and Ellsworth Fund (since July 2004); and Vice President and Chief Compliance Officer of Dinsmore Capital (since 2004).

Certain Relationships

Thomas H. Dinsmore and Ms. O’Keeffe are brother and sister.  Thomas H. Dinsmore is the father of, and Ms. O’Keeffe is the aunt of, James A. Dinsmore.  H. Tucker Lake, Jr. is the first cousin of Thomas H. Dinsmore and Ms. O’Keeffe.  Ms. Ortiz is the first cousin of Mr. Levine’s wife.

Dollar Range of Securities Held by Trustees and Nominees

Set forth below is the dollar range of equity securities beneficially owned (1) in both the Trust and Fund Complex by each trustee and each nominee for election as a trustee of the Trust as of October 31, 2011.(2)

	Dollar Range of Equity Securities in the Trust(3)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Trustee or Nominee in Fund Complex(4)
Kinchen C. Bizzell	$10,001-$50,000	$10,001-$50,000
Elizabeth C. Bogan, Ph.D.	$10,001-$50,000	over $100,000
Thomas H. Dinsmore	over $100,000	over $100,000
Daniel D. Harding	$10,001-$50,000	$50,001-$100,000
Jane D. O’Keeffe	over $100,000	over $100,000
Nicolas W. Platt	$1-$10,000	$1-$10,000
_______________________________

(1)

Beneficial ownership has been determined based upon the trustee’s or nominee’s direct or indirect pecuniary interest in the equity securities.

(2)

The dollar ranges are: $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(3)

The dollar range of equity securities owned in the Trust is based on the closing price of $15.16 on December 15, 2011 on the NYSE Amex Equities stock exchange.

(4)

The dollar range of equity securities owned in the Fund Complex is based on the closing price of $15.16 for the Trust and $6.47 for Ellsworth Fund on December 15, 2011 on the NYSE Amex Equities stock exchange.

Proxy Solicitation

The Trust expects to solicit proxies principally by mail.  The Trust will pay the cost of soliciting proxies and may reimburse third parties for their expenses in forwarding solicitation materials to the beneficial owners of the Trust’s shares.  Officers of the Trust may also solicit proxies by telephone, facsimile, the Internet or personal interview, and will not receive any additional compensation for such solicitation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, Section 30(h) of the Investment Company Act, and the regulations of the SEC thereunder, require the Trust’s officers and trustees and direct or indirect beneficial owners of more than 10% of the Trust’s shares, as well as Dinsmore Capital, its directors and officers and certain of its other affiliated persons (collectively, Reporting Persons), to file initial reports of ownership and changes in ownership with the SEC.  Reporting Persons are required to furnish the Trust with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representations, the Trust believes that all filing requirements applicable to the Reporting Persons have been complied with on a timely basis during the fiscal year ended October 31, 2011.

Shareholder Proposals

If you would like us to consider including a shareholder proposal in the Trust’s proxy statement for the 2013 annual meeting of shareholders, we must receive it from you no later than August 31, 2012.  To be eligible to submit a proposal, you must demonstrate satisfaction of the requirements for making shareholder proposals set forth in the proxy rules promulgated by the SEC.

A shareholder may bring other business before the 2013 Annual Meeting of shareholders if: (1) the shareholder is a shareholder of record at the time of giving notice to the Trust; (2) the shareholder is entitled to vote at the 2013 Annual Meeting; (3) the shareholder has complied with the notice procedures in the Trust’s bylaws; and (4) such other business is otherwise a proper matter for action by shareholders.  The notice procedures require that a shareholder submit the proposal in writing to the Secretary of the Trust no earlier than October 19, 2012 but no later than November 19, 2012.  The notice must include a brief description of the business desired to be brought before the 2013 Annual Meeting, the reasons for conducting such business at the 2013 Annual Meeting, and any material interest the shareholder and any beneficial owners on whose behalf the proposal is made may have in such business.  The notice must also include the shareholder’s name and address as they appear on the Trust’s books (and the name and address of any beneficial owner on whose behalf the proposal is made), as well as the number of shares owned of record and beneficially by such shareholder and beneficial owner.

Householding of Proxy Materials

Certain shareholders who share the same address may receive only one copy of this Proxy Statement and the Trust’s annual report to shareholders for the fiscal year ended October 31, 2011 in accordance with a notice delivered from such shareholders’ bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions.  This practice, known as “householding,” is designed to reduce printing and postage costs.  Shareholders who own their shares through a bank, broker or other holder of record who wish either to discontinue or commence householding, or wish to receive a separate copy of the Proxy Statement or the Trust’s annual report to shareholders for the fiscal year ended October 31, 2011, may do so by contacting their bank, broker or other holder of record at the telephone number or address provided in the above referenced notice. Shareholders who are requesting to commence or discontinue householding should provide their name, the name of their broker, bank or other record holder and their account information.

By order of the Board of Trustees,

/s/

   THOMAS H. DINSMORE

     Thomas H. Dinsmore

      Chairman of the Board of Trustees

December 30, 2011

ANNUAL MEETING OF SHAREHOLDERS OF

BANCROFT FUND LTD.

February 17, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=10806

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF TRUSTEES AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TRUSTEES:					2. PROPOSAL TO RATIFY SELECTION OF ACCOUNTANTS.	FOR	AGAINST	ABSTAIN
		NOMINEES:				☐	☐	☐
☐	FOR ALL NOMINEES	O	Kinchen C. Bizzell
		O	Elizabeth C. Bogan, Ph.D.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2.

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

     Note: Please sign as name appears hereon. Joint owners each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

BANCROFT FUND LTD.
Proxy for Annual Meeting of Shareholders on February 17, 2012
Solicited on Behalf of the Board of Trustees

          The undersigned hereby appoints Thomas H. Dinsmore, Gary I. Levine, and Jane D. O’Keeffe, and any one of them separately, attorneys and proxies, with power of substitution in each, to vote and act on behalf of the undersigned at the annual meeting of shareholders of Bancroft Fund Ltd. (the “Trust”) at the offices of the Trust, 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960 on February 17, 2012 at 11 a.m., and at all adjournments or postponements thereof, according to the number of beneficial shares which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse hereof, this proxy is given WITH authority to vote FOR the trustees listed, and FOR the proposal to ratify the Audit Committee’s selection of accountants.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD ON THE OTHER SIDE
AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE

ANNUAL MEETING OF SHAREHOLDERS OF

BANCROFT FUND LTD.

February 17, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
COMPANY NUMBER

Vote online/phone until 11:59 PM EST the day before the meeting.	ACCOUNT NUMBER

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=10806

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF TRUSTEES AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TRUSTEES:					2. PROPOSAL TO RATIFY SELECTION OF ACCOUNTANTS.	FOR	AGAINST	ABSTAIN
		NOMINEES:				☐	☐	☐
o	FOR ALL NOMINEES	O	Kinchen C. Bizzell
		O	Elizabeth C. Bogan, Ph.D.
o	WITHHOLD AUTHORITY FOR ALL NOMINEES

In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2.

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

     Note: Please sign as name appears hereon. Joint owners each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.